                                                      REGISTRATION NO. 33-6867


                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /

     Pre-Effective Amendment No.  _____                                  /   /

     Post-Effective Amendment No.    24                                  / X /

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /

                      Capstone International Series Trust
              on behalf of its series, Capstone Nikko Japan Fund
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                 5847 San Felipe, Suite 4100, Houston, Texas  77057
------------------------------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

    Registrant's Telephone Number, Including Area Code     (713) 260-9000
------------------------------------------------------------------------------
                  Allan S. Mostoff, Esq., Dechert Price & Rhoads
------------------------------------------------------------------------------
               1500 K Street, N.C., Suite 500, Washington, DC  20005
------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     / X /     immediately upon filing pursuant to paragraph (b).

    /   /      on ________________ pursuant to paragraph (b).

    /   /      60 days after filing pursuant to paragraph (a).

    /   /      on (date) pursuant to paragraph (a) of rule 485.

The Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

     / X /     filed the notice required by that Rule on December 28, 1995; or

    /    /     intends to file the notice required by that Rule on or about
               ________________; or

    /    /     during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

Total Pages ______                                   Exhibit Index Page ______

                       CAPSTONE INTERNATIONAL SERIES TRUST
                            CAPSTONE NIKKO JAPAN FUND
                              CROSS REFERENCE SHEET
                                     BETWEEN
                        ITEMS OF FORM N-1A AND PROSPECTUS
                 (PART A TO REGISTRATION STATEMENT NO. 33-6867)

 Item
Number  Form N-1A Heading                     Caption in Prospectus
------  -----------------                     ---------------------
 1.     Cover Page                            Prospectus Cover Page

 2.     Synopsis                              Prospectus Summary

 3.     Condensed Financial Information       Financial Highlights

 4.     General Description of Registrant     Investment Objective and Policies;
                                              Risk Factors; Investment
                                              Restrictions; Management of the
                                              Fund; General Information

 5.     Management of the Fund                Management of the Fund

 6.     Capital Stock and Other Securities    General Information; Distributions
                                              and Taxes

 7.     Purchase of Securities Being Offered  Determination of Net Asset Value;
                                              Purchasing Shares

 8.     Redemption or Repurchase              Redemption and Repurchase of
                                              Shares

 9.     Pending Legal Proceedings             Inapplicable

                             CAPSTONE NIKKO JAPAN FUND

                                      A Fund of
                         Capstone International Series Trust

                             5847 San Felipe, Suite 4100
                                 Houston, TX  77057
                                   1-800-262-6631



                                    MARCH 1, 1996


                                     PROSPECTUS



     The investment objective of Capstone Nikko Japan Fund ("the Fund") is to seek an average annual total return from a portfolio of shares in Japanese companies which exceeds the average annual total return of the First Section of the Tokyo Stock Exchange as measured by the Tokyo Stock Price Index (the "Benchmark").

     This Prospectus sets forth certain information about Capstone International Series Trust and the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.


     A STATEMENT OF ADDITIONAL INFORMATION about the Fund dated March 1, 1996 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.





   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONER NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONER
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CAPSTONE NIKKO JAPAN FUND


Investment Adviser:                          Administrator:
  Nikko Capital Management (U.S.A.), Inc.      Capstone Asset Management Company
  489 Fifth Avenue, 6th Floor                  5847 San Felipe, Suite 4100
  New York, New York  10017                    Houston, Texas  77057

Distributor:                                 Transfer and Dividend Paying Agent:
  Capstone Asset Planning Company              Fund/Plan Services, Inc.
  5847 San Felipe, Suite 4100                  P.O. Box 874
  Houston, Texas  77057                        2 W. Elm Street
  1-800-262-6631                               Conshohocken, Pennsylvania  19428


                                   TABLE OF CONTENTS



                                                        PAGE

     Prospectus Summary. . . . . . . . . . . . . . . . . 3
     Fund Expenses . . . . . . . . . . . . . . . . . . . 5
     Financial Highlights. . . . . . . . . . . . . . . . 7
     Investment Objective and Policies . . . . . . . . . 8
     Risk Factors. . . . . . . . . . . . . . . . . . . .11
     Investment Restrictions . . . . . . . . . . . . . .12
     Performance Information . . . . . . . . . . . . . .12
     Management of the Fund. . . . . . . . . . . . . . .13
     Purchasing Shares . . . . . . . . . . . . . . . . .16
     Distributions and Taxes . . . . . . . . . . . . . .18
     Redemption and Repurchase of Shares . . . . . . . .18
     Determination of Net Asset Value. . . . . . . . . .20
     Portfolio Transactions and Brokerage. . . . . . . .21
     Stockholder Services. . . . . . . . . . . . . . . .21
     General Information . . . . . . . . . . . . . . . .23


     No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                            CAPSTONE NIKKO JAPAN FUND

                               PROSPECTUS SUMMARY


Type of Company . . . .The Fund, which commenced operations on July 10,
                       1989, is a series of an open-end diversified management investment company. (see page 23)


Investment Objective. .The objective of the Fund is to seek an average annual total return from a portfolio of shares in Japanese companies which exceeds the average annual total return of the Benchmark. (see page 8)


Investment Policies . .The Fund will seek to achieve this objective by use of the Nikko Capital Management (U.S.A.), Inc.'s proprietary Return Reversal Strategy. The Return Reversal Strategy identifies the bottom 25% of the Tokyo Stock Exchange First Section's issues according to the past 96-month performance period and then ranks them in accordance to their exposure to "Sales Revenue to Price", one of the 12 risk indices of the BARRA/Nikko Japanese Equity Risk
                       Model, a dedicated computer system developed for the Japanese equity market by The Nikko Securities
                       Co., Ltd. in conjunction with BARRA, an international investment consulting firm specializing in applications of modern portfolio theory and investment technology. (see page 8)

Investment Risk . . . .Investments in Japanese securities involve certain risks not associated with U.S. investments. These include currency exchange rate fluctuations, non-negotiable brokerage commissions, differences in securities regulation, less liquidity and less publicly available information about Japanese securities. (see page 11).


Investment Adviser. . .Nikko Capital Management (U.S.A.), Inc. (the
                       "Adviser") is the Fund's Investment Adviser.
                       The Adviser provides investment advice and portfolio management services to the Fund. The Adviser is paid at an annual rate of 0.40% of the Fund's average net assets.
                       (see page 13)


Administrator . . . . .Capstone Asset Management Company is the Fund's
                       Administrator (the "Administrator").  The
                       Administrator provides advisory and/or
                       administrative services to the other investment companies in the Capstone Group. The Administrator is paid at an annual rate of 0.20% of the Fund's average net assets, plus a fee to cover the cost of accounting, bookkeeping and pricing services it performs for the Fund. (see page 14)

Dividends and
 Distributions. . . . .The Fund pays dividends from net investment income and distributions from long-term capital gains, if any, at least annually. (see page 18)

Distributor and
 Offering Price . . . .Shares of the Fund are continuously offered for sale through the Fund's Distributor, Capstone Asset Planning Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund pays certain expenses pursuant to a written distribution plan. (see page 16)

Minimum Purchase. . . .The minimum initial investment is $200, except for continuous investment plans, and there is no minimum for subsequent purchases. (see page 16)

Redemption. . . . . . .Shares of the Fund are redeemed at the next determined net asset value, without charge. (see page 18)

                                    FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)            0%

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)  0%

Deferred Sales Load (as a percentage of
  original purchase price or redemption of
  proceeds, as applicable)                       0%

Redemption Fees (as a percentage of amount
  redeemed, if applicable)                       0%

Exchange Fee                                     0%


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management and Administrative Fees               0.00%
  (After expense reimbursements)
12b-1 Fee*                                       0.25%
Other Expenses                                   3.28%
Total Fund Operating Expenses                    3.53%


                                      EXAMPLE

                                         1 year   3 years   5 years   10 years
                                         ------   -------   -------   --------
You would pay the following expenses on
a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the
end of each time period:                   $36      $108      $183      $380


_______________
* Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information disclosed in the table for "Other Expenses" is based on expenses actually incurred by the Fund during the fiscal year ended October 31, 1995. In light of the Fund's objective of investing primarily in Japanese securities, the operating expenses of the Fund are expected to be higher than those of investment companies investing in domestic securities (see "Risk Factors"). The management and administration fee information contained in the table reflects deductions for expense reimbursements by the Fund's Adviser and Administrator during the fiscal year ended October 31, 1995. Without the expense reimbursements, the fees paid to the Adviser and Administrator, respectively, would have amounted to 0.40% and 0.20% of the Fund's average net assets, total Fund operating expenses would have been 4.21%, and expenses in the same 1, 3, 5 and 10 year periods shown in the Example would have been $42, $128, $215 and $438, respectively. A separate charge by the Administrator for accounting, pricing and bookkeeping services is included in "Other Expenses". See "Management of the Fund" for more complete descriptions of the fees paid to the Adviser and Administrator. The information disclosed in the table for "12b-1 Fees" has been restated to reflect the maximum distribution expense that may be incurred by the Fund effective August 21, 1995. The actual amount paid by the Fund during the fiscal year ended October 31, 1995 was 0.33% of its average net assets. (Prior to August 21, 1995 the maximum payout permitted under the 12b-1 Plan was 0.35% of the Fund's average net assets).

THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.

                               FINANCIAL HIGHLIGHTS

     The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Fund's financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants. The Fund's Annual Report contains additional performance information and is available free of charge by calling the Fund at 1-800-262-6631.


                                                Year Ended October 31,
                              ---------------------------------------------------------
                              1995    1994   1993     1992    1991(1) 1990      1989(2)
                              ----    ----   ----     ----    ----    ----      ----
PER SHARE DATA
--------------
Net asset value at beginning
  of year                     $8.03   $6.99  $4.89    $7.46   $7.96   $10.62    $10.00
                              -----   -----  -----    -----   -----   ------    ------
Income from investment
  operations:
  Net investment income(loss)  (.21)   (.21)  (.20)    (.23)   (.14)    (.09)      .01
  Net realized and unrealized
  gain(loss) on investments   (1.06)   1.25   2.30    (2.34)   (.36)    (2.38)     .61
                              -----    ----   ----    -----    ----     -----   ------
  Total from investment
  operations                  (1.27)   1.04   2.10    (2.57)   (.50)    (2.47)     .62
                              -----    ----   ----    -----    ----     -----   ------
Less distributions from net
  realized gain on
  investments                   --      --     --       --       --       .19       --
                              -----    ----   ----    -----    ----     -----   ------
Net asset value at end of
  year                        $6.76   $8.03  $6.99    $4.89   $7.46    $ 7.96   $10.62
                              =====   =====  =====    =====   =====    ======   ======
TOTAL RETURN(3)              (15.82)% 14.88% 42.94%  (34.45)% (6.28)%  (23.73)%   6.20%

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year
  (in thousands)             $2,908  $3,484  $3,096   $2,130 $3,552    $7,801  $19,647

Ratios to average net assets:
  Expenses                     3.61%   3.25%  4.26%    4.38%   2.74%     1.53%    1.36%(4)
  Net investment loss         (2.93)% (2.62)%(3.54)%  (3.42)% (2.01)%    (.81)%    .32%(4)

Ratios to average net assets,
  prior to reimbursement of
  expenses:
  Expenses                     4.21%   3.85%  4.86%    4.98%   3.07%      .--      .--
  Net investment income(loss) (3.53)% (3.22)%(4.14)%  (4.02)% (2.34)%     .--      .--

Portfolio turnover rate          27%     57%    42%     112%     24%       39%       6%

______________
(1) Based on average month-end shares outstanding.
(2) For the period July 10, 1989 ( commencement of operations) to October 31, 1989.
(3) Calculated without sales charge.
(4) Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES

     The objective of the Fund is to seek an average annual total return from a portfolio of shares in Japanese companies which exceeds the average annual total return of the First Section of the Tokyo Stock Exchange ("TSE1") as measured by the Tokyo Stock Price Index ("TOPIX"). The Fund will seek to achieve this objective by use of the Adviser's proprietary Return Reversal Strategy (the "Reversal Strategy") as the source of greater returns. The Reversal Strategy identifies the bottom 25% of the TOPIX issues according to the past 96-month performance period and then ranks them in accordance to their exposure to Sales Revenue to Price.

     The Fund's portfolio is constructed in three stages. First, a purely technical screening of all stocks in the TOPIX universe is performed and the issues whose performance ranks in the bottom 25% of the universe as measured over the preceding 96-month period are identified. In order to measure the fundamental value of these issues, the next stage in the strategy's process is to rank these identified issues in accordance with their exposure to "Sales Revenue to Price". This fundamental screening minimizes the risk of including companies that have fundamental financial or business problems. In the third and final step of the strategy, those issues that rank in the top 25% in terms of "Sales Revenue to Price" are selected for inclusion in the Fund's portfolio.

     The Reversal Strategy is based on the theory that, in the Japanese market, equity securities which underperform the market during one period are likely to overperform the market in the succeeding period ("return reversal effect"). Similarly, those stocks that overperform in the first period are likely to underperform in the following period. According to this theory, these types of deviations from a stock's fundamental value occur due to the tendency of investors to overreact, either positively or negatively, to market information. Over the longer term, however, according to this hypothesis, stock prices tend to revert to their fundamental value. Accordingly, stocks which are currently underperforming due to investor overreaction to negative information would, under this theory, be excellent candidates for outperforming the market in the near future.

     Despite the existence of some empirical evidence and academic studies to support the existence of the "return reversal effect", its validity in the Japanese market has not been fully investigated nor has it been widely applied to portfolio management. Based on its own analyses, however, the Adviser believes that this theory represents one of the most significant anomalies that can be successfully capitalized upon in order to achieve a superior risk/reward profile in managing a portfolio of Japanese equity securities. There can, of course, be no assurance that the Adviser's belief is correct or that the Reversal Strategy will be successful in achieving the Fund's investment objective.

     TOPIX has been selected to serve as the standard performance comparison or benchmark of the Fund. The index comprises all the stocks currently listed on the TSE1 weighted by market capitalization. The stocks together account for over 90% of all Japanese equities traded on the Tokyo Stock Exchange.

     It is expected that the investment portfolio of the Fund will consist of about 75 of the stocks listed on the TSE1. Portfolio turnover is expected to be higher than that of an index fund in view of the objective of pursuing active returns.

     The Fund is also authorized to engage in a number of practices designed to manage or hedge against risks, such as fluctuations in securities prices and fluctuations in currency exchange rates and to adjust its risk exposure relative to the Benchmark. These practices, which the Fund will undertake only for hedging purposes, include entering into interest-rate, index and currency futures contracts, and purchasing and writing put and call options on those contracts, on individual securities, on currencies and on stock indices (collectively, "derivatives"). The Fund may also enter into forward foreign currency contracts. The extent to which the Fund may engage in such practices will depend on the availability of the various hedging instruments which are both suitable for use by the Fund and authorized for investment by a U.S. registered investment company.
In addition, the Fund's exchange-traded options transactions are subject to trading and position limits. Tax considerations also may limit the Fund's ability to engage in forward contracts and futures and options transactions.

     Interest rate and currency futures contracts create an obligation to purchase or sell specified amounts of debt securities or currency on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities or currency, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss.

     Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

     The purchase or writing of put or call options on futures contracts, individual securities or currencies would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract, security or currency at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with the aggregate price movements of the stocks reflected in the index. The Fund's risk in purchasing an option, if the price of the underlying currency, security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from the sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be a gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by the Fund are "covered", i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund's opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

     The Fund may engage in options and futures transactions on exchanges and in the over-the-counter ("OTC") markets. Exchange-traded contracts generally have standardized strike prices and expiration dates and their performance is guaranteed by an exchange or clearing corporation. OTC transactions, on the other hand, are generally negotiated directly between the buyer and the seller and there is no independent guarantor. Similar types of exchange-traded and OTC contracts and options may be available in markets outside the U.S. from time to time. The Fund may invest in such non-U.S. contracts and options to the extent they are suitable for the Fund and are permissible investments for a U.S. registered investment company.

     In addition to purchasing and writing put and call options on foreign currencies, the Fund may also enter into forward foreign currency contracts as a hedge against possible variations in the exchange rates of currencies in which it conducts its activities. Forward currency contracts are two-party agreements to purchase or sell a specified currency at a specified future date and price. The Fund will not enter into or maintain a position in these contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or its currency convertible into, that currency.

     These hedging transactions involve brokerage costs and require the Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise "cover" its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets. The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed 5 percent of the fair market value of the Fund's assets.

     There can be no assurance that the Fund's hedging transactions will be successful. Securities prices, interest rates and currency exchange rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral. See also "Investment Practices and Restrictions" in the Statement of Additional Information.

     The Fund may from time to time lend securities from its portfolio, with a market value not exceeding 10% of its total assets at the time of the loan, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government or its instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund will receive income on both the loaned securities and the collateral, or on the investment of any cash received as collateral, and thereby increase its yield. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.

     There can be no assurance that the Fund will achieve its investment objective. The investments of the Fund are subject to market fluctuations and other risks inherent in investing in securities and, despite any attempts to hedge or manage risk, the value of the Fund's shares and the income from them may go down as well as up. The Fund's investment flexibility may be limited by restrictions on foreign investment in certain Japanese securities. In addition, the Fund's flexibility to structure its portfolio to follow the Reversal Strategy may be limited by various regulatory requirements applicable to the Fund as a registered investment company.

     The investment objective of the Fund is not a fundamental policy and may be changed without stockholder approval.

     The portfolio turnover rate for the fiscal years ended October 31, 1995 and 1994 was 27% and 57%, respectively.

                               RISK FACTORS

     United States persons investing in securities of Japanese issuers should be aware of certain information about Japan and international investment which can make this type of investing different from investments in securities of United States issuers.


     The Japanese economy has now entered into a mild recovery phase after experiencing nearly zero growth for the last couple of years. This recovery is primarily due to the combination of a cyclical upswing, the emergence of the positive effects of earlier implemented fiscal stimulus measures, and sustained accommodative monetary policy and extremely low interest rates. However, given the lingering dampening effects of the structural problems such as non-performing loans of financial institutions and excess capital stocks of manufacturers accumulated in the bubble era of late 80's, we are unlikely to see a return of the strong, rapid growth of earlier years. Based on this, we further expect the present deflationary conditions to persist for a while yet and for this reason, believe that interest rates will hold at low levels for still some time to come.

     The Adviser believed that the following four conditions must be met in order for Japan to break out of the recessionary economic phase, i.e., government support through aggressive fiscal policy, writing-off of financial institutions' bad debts, improved labor productivity through corporate restructuring and shifting of industrial priorities toward promising new fields. What we have seen lately is either realization or significant progress on all these aspects. The government has announced a series of big economic stimulus packages in 1995 to get the economy back on track. The effect of this fiscal policy is gradually filtering through the overall economy. Secondly, the government is finally committed to tackling the bad debt problems, disclosing the plan to liquidate a number of failing housing loan corporations. Banks are also making progress on their bad loan problems by writing off significant portions of their non-performing portfolios within the fiscal year.

     Turning to the micro economy side, Japanese corporations have been undergoing major restructuring and rationalization efforts to cope with the lower growth era of 1990's. This includes the structural realignment within the industries, shifting of production and procurement base overseas to benefit from low cost and higher yen, and cutting of actual work forces to trim the high fixed-cost structure of the balance sheets. These restructurings have been a major factor for strong corporate earnings recovery, especially for the manufacturing sector. The Adviser expects that corporate earnings will grow by 18% on an all-industry basis in fiscal year 1996 while the manufacturing sector and non-manufacturing sector will exhibit the growth rate of 25% and 7%, respectively.

     We expect the steady performance in the stock market to continue throughout this year. Foreign investors will continue to be the net purchasers of the Japanese equities since the exposure to Japan by foreign institutional investors is still generally underweighted. We will continue to manage the Fund using the Return Reversal Strategy which, in the opinion of the Adviser, is effective in selecting underperforming stocks with good fundamental values in the recovery phase of the Japanese economy.


     Various other factors involved in international investing generally may affect the Fund's performance either favorably or unfavorably. These include: fluctuations in currency exchange rates; possible imposition of, or changes in, exchange controls; costs of currency conversion; non-negotiable brokerage commissions (which may result in higher commissions); less publicly available information;

different accounting standards; less liquidity and greater market volatility; difficulties of enforcing obligations in other countries; differences in the nature and quality of securities regulation; differences in taxation (which may include withholding taxes on income earned on Fund securities and transfer tax on sales proceeds); war; expropriation; political or social unrest; diplomatic developments; and natural disasters.

     The Fund's management will attempt to be alert to these factors and to act to mitigate any unfavorable consequences to the extent practicable, but there can be no assurance its efforts will be successful or that protective action will be feasible.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Fund (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on Japan, the Fund should be considered as a vehicle for diversification of investments and not as a balanced investment program.


                              INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of the Fund's shares. These restrictions, which are designed to enhance the realization of the Fund's investment objective, provide, among other things, that the Fund may not:

     - As to 75% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities).

     - Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or in securities issued or guaranteed by the Japanese government or its agencies or instrumentalities provided that this restriction shall not prevent the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined in the Investment Company Act of 1940.

     Additional investment restrictions of the Fund, some of which are fundamental policies that may not be changed without stockholder approval, are set forth under the caption "Investment Practices and Restrictions" in the Statement of Additional Information.


                              PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1,5, and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Performance figures are based on past performance and are not a guarantee of future results.


                              MANAGEMENT OF THE FUND

     Capstone Nikko Japan Fund is a series of Capstone International Series Trust, an open-end diversified management investment company, commonly called a mutual fund. The management and affairs of the Fund and the Trust are supervised by the Trust's Board of Trustees. Through the purchase of Fund shares, investors with goals similar to the investment objective of the Fund can participate in the investment performance of a diversified portfolio of investments designed to meet that objective.

ADVISER

     Nikko Capital Management (U.S.A.), Inc. (the "Adviser") provides investment advice, portfolio management and brokerage allocation services to the Fund. The Adviser is a wholly-owned subsidiary of Nikko International Capital Management Co., Ltd., Tokyo and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser provides asset management and advisory services to pension plans and other institutional investors and currently has funds of approximately $1.3 billion under management or advice. The Adviser's parent company, Nikko International Capital Management Co., Ltd., Tokyo, and its subsidiaries has funds of approximately $16 billion under management or advice. Nikko International Capital Management Co., Ltd., Tokyo is a separately managed member of the Nikko Securities Co., Ltd. group of companies. Nikko Securities Co., Ltd. is one of the largest broker-dealers in Japan.

     The Adviser was incorporated under the laws of the State of New York on June 8, 1981 for an indefinite period of duration and has issued and paid in capital of $1 million. The Adviser's directors are: Takao Nakanishi (Chairman), Tadao Kobayashi (Director), Higashino
Kazuhiro (Director), Kenji Wada (Director), Tetsuya Itoh (Director), and Stanley Kirtman (President).

     Portfolio decisions for the Fund are made by the Portfolio Manager, Mr. Tetsuya Itoh. After graduating from Chuo University in 1981, Mr. Itoh began his career at Canon Inc. In 1990 he joined Nikko International Capital Management Co., Ltd., Tokyo as an investment strategist in the International Planning Division where he was responsible for marketing strategies and product development. He was named Portfolio Manger of the Fund in March 1994.

     As compensation for its services, the Adviser receives from the Fund a fee computed daily and payable at the end of each calendar quarter, equal to an annual rate of 0.40% of the Fund's average net assets. Pursuant to an expense limitation discussed below, the Adviser reimbursed all of its advisory fees received from the Fund during the fiscal year ended October 31, 1995.

ADMINISTRATOR

     Capstone Asset Management Company (the "Administrator"), a subsidiary of Capstone Financial Services, Inc., provides administrative services for the Fund and supervises the Fund's daily business affairs, including arranging for the provision of the Fund's legal services, supervising the activities of persons providing services to the Fund, and furnishing office space and equipment to the Fund. These services are subject to general review by the Trust's Board of Trustees.

     As compensation for its services, the Administrator receives from the Fund a fee, computed daily and payable quarterly, at an annual rate of 0.20% of the Fund's average net assets. Pursuant to an expense limitation discussed below, the Administrator reimbursed all of its administrative fees received from the Fund during the fiscal year ended October 31, 1995.


     The Administrator also performs certain accounting, bookkeeping and pricing services. For these services the Administrator receives a monthly fee to reimburse the Administrator for its costs. This amount is not intended to include any profit to the Administrator and is in addition to the administrative fees described above.


     The Administrator provides administrative and/or investment advisory services to five other mutual funds: Capstone Government Income Fund, Capstone Intermediate Government Fund, Capstone Growth Fund, Inc., Capstone New Zealand Fund and Medical Research Investment Fund, Inc. (the "Capstone Group"). The Administrator also provides investment advice to pension and profit sharing accounts, corporations and individuals.


DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust dated August 10, 1992, Capstone Asset Planning Company (the "Distributor") is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.


     Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.25% of the average net assets of the Fund. (Prior to August 21, 1995, the maximum payout under the Plan was 0.35% of the average net assets of the Fund.) Of this amount, the Distributor may reallocate amounts up to 0.25% of the Fund's average net assets to Service Organizations (which may include the Distributor). Any remaining amounts not so allocated will be retained by the Distributor for the purposes described above. The Distributor is permitted to collect the fees under the Plan on a monthly basis. Any expenditures incurred by the Distributor in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.25% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date.

     The Plan was last approved by a majority of the Fund's trustees, including a majority of the trustees who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Trustees") on May 7, 1995. The Plan was approved by the Fund's stockholders on August 10, 1992 and took effect on September 1, 1992. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Plan Trustees.


     The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and stockholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such stockholders would be sought. State law may differ from Federal law and banks and other financial institutions may be required to be registered as broker-dealers to perform administrative and stockholder servicing functions.



EXPENSES

     The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and the Administrator; taxes; legal fees; custodian and auditing fees; reimbursement of the costs incurred by the Administrator in providing pricing and accounting services to the Fund; and printing and other miscellaneous expenses paid by the Fund.

     Under the Advisory and Administrative Agreements, if the Fund's ordinary business expenses exceed the expense limitations of any state having jurisdiction over the Fund, then the advisory and administration fees will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. The Adviser and the Administrator have each agreed to bear its pro rata share of any such fee reduction based on the percentage that such person's fee bears to the total fees paid by the Fund to the Adviser under the Investment Advisory Agreement and to the Administrator under the Administration Agreement. The Fund's total operating expenses (after reimbursements from the Adviser and Administrator) during the fiscal year ended October 31, 1995 were 3.61% of its average net assets.


                                 PURCHASING SHARES

     Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski is President of the Trust, and a director of the Administrator and the Distributor. Some other officers of the Trust are also officers of the Administrator and the Distributor.

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

     Shares of the Fund are sold at net asset value, without a sales charge and will be credited to a stockholder's account at the net asset value next computed after an order is received. The minimum initial investment is $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent purchases. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.


     At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor. In addition, the Adviser, the Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser, the Administrator and/or the Distributor sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets, and not out of the assets of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

     Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed.

INVESTING THROUGH AUTHORIZED DEALERS

     If any authorized dealer receives an order of at least $200, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that day. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.


     After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR

     An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone Nikko Japan Fund) for $200 or more together with the completed Investment Application Form to the Fund's Transfer Agent:
Capstone Nikko Japan Fund, c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. The $200 minimum initial investment may be waived by the Distributor for plans involving continuing investments (see "Stockholder Services"). There is no minimum for subsequent investments, which may be mailed directly to the Transfer Agent. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELEPHONE PURCHASE AUTHORIZATION (INVESTING BY PHONE)

     Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is five times the net asset value of shares for which payment has been received (and for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days, the stockholder will be liable for all losses incurred as a result of the purchase.


INVESTING BY WIRE

     Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA #10-10-00695, For: Fund/Plan Services, Inc., Account #98-7037-0719;
Further Credit Capstone Nikko Japan Fund. The investor's name and account number must be specified in the wire.


     Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845-2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application should be promptly forwarded to Capstone Nikko Japan Fund, c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428.

     Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

                             DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

     Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to the Fund's stockholders are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form to receive distributions as follows:

     Option 1. To receive income dividends treated as ordinary income in cash and distributions treated as capital gains in additional Fund shares, or

     Option 2. To receive all income dividend and capital gains distributions in cash.

     The Fund pays dividends from investment company taxable income and distributions representing capital gains at least annually, usually in December. The Fund will advise each stockholder annually of the amounts of dividends from investment income and of long-term capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

     If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your election will be converted to the purchase of additional shares.

TAXES

     The Fund intends to qualify as a regulated investment company under the Federal tax law. As such, the Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its stockholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year all of its net income and gains.

     Stockholders will be taxed on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Stockholders must treat dividends, other than capital gain dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to stockholders as long-term capital gains. Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year. The Fund will advise stockholders annually of the amount and nature of dividends paid to them.

     Investors are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund. A more detailed description of tax consequences to stockholders is contained in the Statement of Additional Information.


                        REDEMPTION AND REPURCHASE OF SHARES

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Nikko Japan Fund, c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or the shares are to be transferred, the owner's signature must be guaranteed as specified above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request. See "Determination of Net Asset Value."

     In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value". Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by authorized investment dealers will be made within seven days after receipt by the Transfer Agent of a written notice and/or certificate in proper order.

     The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the redeeming stockholder may incur brokerage charges on the sale of the securities.

     The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

     The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

     A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Transfer Agent may at the time of such redemption request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application form by telephoning the Transfer Agent at (800) 845-2340. Redemption proceeds will be sent to the investor on the next business day following receipt of the telephone redemption request. In order to allow the Adviser to manage the Fund more effectively, stockholders are strongly urged to initiate redemptions as early in the day as possible and to notify the Transfer Agent as least 5 days in advance of redemptions in excess of $1 million. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days from the purchase date. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. At the present time there is no fee charged for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

     When exchanges or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                         DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which the Japanese Exchanges are closed for Japanese holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.

     Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 14:00 Greenwich Mean Time on each U.S. business day.

     Portfolio securities and futures contracts which are traded on a Japanese Exchange are valued at the last sale price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security or futures contract which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities and futures contracts not so traded are valued at the last current bid quotation prior to the relevant Japanese Exchange closing. Fixed income securities are valued using market quotations or pricing services. In the absence of an applicable price, securities and futures contracts will be valued at a fair value as determined in good faith by the trustees or in accordance with procedures established by the trustees.


                       PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Fund's Board of Trustees, the Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The policies established by the trustees require that the Adviser seek to obtain the best net results in executing transactions for the Fund, except that the Fund is authorized to pay higher commissions in return for brokerage and research services in accordance with certain regulatory conditions. Subject to the Fund's policy of seeking best execution, the Fund may consider sales of Fund shares when allocating portfolio brokerage and will generally execute transactions through Nikko Securities, an affiliate of the Adviser. The Fund is also permitted to execute transactions through broker-dealer affiliates of the Administrator. Since commission rates in Japan are fixed, the Adviser is not able to negotiate commission rates on its Japanese securities transactions.


                               STOCKHOLDER SERVICES

     Capstone Nikko Japan Fund provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

     Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

     o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

     o    Simplified Employee Pension Plans.

     Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

     Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

     Shares of the Fund which have been outstanding for 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. Any exchange must meet applicable minimum investment and other requirements for the Capstone Fund into which the exchange is requested. A stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged; such shares will be redeemed at the next computed net asset value.

     Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Administrator and, at the discretion of the Administrator, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Administrator will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

     An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholder may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.



     The stockholder may exercise the following exchange privilege options:

          Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

          Exchange by Telephone - Stockholders must complete telephone exchange on the application form filed with the Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting exchanges over the telephone.

     When exchanges or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

     A stockholder may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account.

SYSTEMATIC WITHDRAWAL PLAN

     Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have made a minimum investment in the shares of the Fund of $5,000. The minimum amount which may be withdrawn pursuant to this plan is $50.

     These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

     The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund.


                                GENERAL INFORMATION

     Capstone International Series Trust is an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. It was organized in Massachusetts in 1986 as a business trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest of $0.01 par value and to divide such shares into separate series (or funds). The Fund was established as a series of the Trust on April 24, 1989. The Trust currently has one other series, Capstone New Zealand Fund, which invests in securities of New Zealand issuers. Stockholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of trustees (to the extent hereafter provided) and on other matters submitted to the vote of stockholders of the Fund. The Trust is not required to hold regular annual meetings of stockholders and will do so only when required by law. There are no cumulative voting rights. In the event additional series are established, matters submitted to stockholder vote must be approved by each series except (i) as to matters required by the Investment Company Act of 1940 to be voted on by all stockholders as a single class and (ii) as to matters determined by the trustees not to affect a particular series, which will not be submitted to vote by stockholders of that series. Stockholders may, in accordance with the Declaration of Trust, cause a meeting of stockholders to be held for the purpose of voting on the removal of trustees. Fund shares have equal dividend rights, are fully paid, non-assessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

     Under Massachusetts law, stockholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of stockholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for any stockholder held personally liable for the obligations of the Trust. Thus, the risk of a stockholder's incurring financial loss on account of stockholder's liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Fund's custodian is The Bank of Tokyo Trust Company. It is anticipated that the Fund's assets will be maintained primarily in Japan with The Bank of Tokyo, Ltd., pursuant to a sub-custody agreement between The Bank of Tokyo Trust Company and The Bank of Tokyo, Ltd. In approving these custody arrangements, the Board of Trustees considered the effect that Japanese law may have on the safety of the Fund's assets and the Fund's ability to convert those assets into U.S. dollars, the ability of the custodian and sub-custodian to provide the services required by the Fund in a cost-effective manner, the safeguards used by the custodian and sub-custodian to protect the Fund's assets and other factors deemed relevant by the trustees.

     As of February 6, 1996, the following stockholders owned more than 5% of the Fund's outstanding shares of beneficial interest: Nikko Capital Management Company (USA), Inc. (24.4%), SMC Pneumatics, Inc. (23.3%) and Smith Barney Shearson (6.6%).

     Fund/Plan Services, Inc. acts as both Transfer Agent and Dividend Paying Agent for the Fund.

     Stockholders should address inquiries to the Fund at its address stated on the cover page of this Prospectus.

                        CAPSTONE INTERNATIONAL SERIES TRUST
                             CAPSTONE NIKKO JAPAN FUND
                               CROSS REFERENCE SHEET
                                      BETWEEN
                            ITEMS OF FORM N-1A AND THE
                        STATEMENT OF ADDITIONAL INFORMATION
                  (PART B TO REGISTRATION STATEMENT NO. 33-6867)


 Item                                         Caption in Statement of
Number  Form N-1A Heading                     Additional Information
-----   -----------------                     -----------------------
10.     Cover Page                            Cover Page

11.     Table of Contents                     Table of Contents

12.     General Information and History       General Information

13.     Investment Objectives and Policies    Investment Practices and Restrictions

14.     Management of the Fund                Trustees and Executive Officers

15.     Control Persons and Principal         Control Persons and Principal
        Holders of Securities                 Holders of Securities

16.     Investment Advisory and Other         Investment Advisory Agreement;
        Services                              Administration Agreement; Expenses;
                                              Other Information

17.     Brokerage Allocation                  Portfolio Transactions and Brokerage

18.     Capital Stock and Other Securities    Inapplicable


19.     Purchase, Redemption and Pricing of   Determination of Net Asset Value; How to Buy
        Securities Being Offered              and Redeem Shares

20.     Tax Status                            Taxes

21.     Underwriter                           Distributor

22.     Calculation of Performance Data       Performance Information

23.     Financial Statements                  Financial Statements

                              CAPSTONE NIKKO JAPAN FUND

                                      A Fund of
                         Capstone International Series Trust

                         STATEMENT OF ADDITIONAL INFORMATION

                                    MARCH 1, 1996


     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 1, 1996. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.




                                  TABLE OF CONTENTS


                                                             Page

General Information. . . . . . . . . . . . . . . . . . . . . .2
Investment Practices and Restrictions. . . . . . . . . . . . .2
Performance Information. . . . . . . . . . . . . . . . . . . .7
Trustees and Executive Officers. . . . . . . . . . . . . . . .9
Investment Advisory Agreement. . . . . . . . . . . . . . . . 11
Administration Agreement . . . . . . . . . . . . . . . . . . 11
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . 12
Portfolio Transactions and Brokerage . . . . . . . . . . . . 13
Determination of Net Asset Value . . . . . . . . . . . . . . 15
How to Buy and Redeem Shares . . . . . . . . . . . . . . . . 16
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Control Persons and Principal Holders of Securities. . . . . 22
Other Information. . . . . . . . . . . . . . . . . . . . . . 22
Financial Statements . . . . . . . . . . . . . . . . . . . . 23

GENERAL INFORMATION

     Capstone Nikko Japan Fund (the "Fund") is a series (or fund) of Capstone International Series Trust (the "Trust"). The Trust currently has one other series, Capstone New Zealand Fund, which invests in securities of New Zealand issuers. The Trust may create additional series in the future, but each series will be treated as a separate mutual fund. The Trust was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is an open end diversified management investment company under the Investment Company Act of 1940. The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Administrator"), which also provides administrative services to the Fund.


INVESTMENT PRACTICES AND RESTRICTIONS

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Trust's Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, to a limited extent, deal in forward foreign exchange between the currencies of the United
States and Japan as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange contracts are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not enter into or maintain a position in those contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.

     When the Fund enters into a position hedging transaction, its custodian bank places cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The amount of the securities placed in the separate account are adjusted to maintain the value of those securities equal to the Fund's commitment under the contract.

     Hedging against a decline in the value of a currency by means of forward currency contracts, options on currencies, currency futures contracts and options on currency futures contracts (see below and "Investment Objectives and Policies" in the Prospectus) does not eliminate fluctuations in the value of the Fund's portfolio securities or prevent losses. Such transactions also preclude the opportunity for gain if the value of the currency moves in an unanticipated manner. Moreover, it may not be possible for the Fund to hedge against a change which is generally anticipated, since appropriate transactions might not then be available.

     The cost of engaging in foreign currency transactions by the Fund varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions in foreign currency exchange usually are conducted on a principal basis, so no fees or commissions are involved.

     LOANS OF PORTFOLIO SECURITIES. The Fund has authority to lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 10% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Adviser considers all relevant factors and circumstances including the creditworthiness of the borrower.

     FUTURES TRANSACTIONS. The Fund may enter into futures contracts on U.S. and foreign debt securities ("interest-rate futures"), on stock indices and on currencies of countries in which the Fund conducts its investment activities. Interest rate and currency futures contracts create an obligation to purchase or sell specified amounts of debt securities or currency on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities or currency, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss.

     Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

     The purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as "initial margin." This "initial margin" represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent "variation margin" payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

     OPTIONS TRANSACTIONS. The Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the Benchmark. See "Investment Objective and Policies" in the Prospectus.

     The Fund may purchase options on exchanges and in over-the-counter markets to the extent the value of such options owned by the Fund does not exceed 5% of its net assets. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

     When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

     The Fund writes only "covered" options on securities and currencies. This means that so long as the Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write. However, the Fund may write covered put options on currencies only to the extent that cover for such options does not exceed 25% of the Fund's net assets.

     The writer of an option that wishes to terminate an obligation may in some cases be able to effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

     INVESTMENT RESTRICTIONS. The Trust has adopted with respect to the Fund the following "fundamental" restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Fund ("Fund shares"). Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

      1. With respect to 75% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

      2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or in securities issued or guaranteed by the Japanese government or its agencies or instrumentalities provided that this restriction shall not prevent the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined in the Investment Company Act of 1940.

      3. Borrow amounts in excess of 10% of its total assets taken at cost (not including the amount borrowed) and then only for temporary or emergency purposes.

      4. Issue senior securities except as appropriate to evidence permitted borrowing (for the purpose of this restriction, forward foreign currency exchange contracts and collateral arrangements with respect to such contracts are not deemed to be senior securities).

      5. Underwrite securities issued by other persons except to the extent that the purchase of portfolio securities and their later disposition may be deemed to be underwriting.

     6. Purchase or sell real estate except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

     7. Purchase or sell commodities or commodity contracts (for purposes of this restriction, interest-rate, index and currency futures contracts, options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts).

     8. Make loans to other persons except that the Fund may (i) lend its portfolio securities in accordance with applicable legal requirements, (ii) enter into repurchase agreements and (iii) purchase debt obligations in accordance with its investment objective and policies.

     With respect to restriction 8, above, the Fund has no present intention of lending its portfolio securities.

     The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without stockholder approval, to the extent permitted by applicable law, regulation or regulatory policy. The Fund may not:

     a. With respect to 25% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities)1

     b. Make short sales of securities, maintain short positions or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options;

     c. Invest more than 5% of its total assets in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the Japanese government or their agencies or instrumentalities) and equity securities which are not readily marketable;

     d. Enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of the Fund's total assets;

     e. Invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the Investment Company Act of 1940 and related rules and regulatory interpretation;

     f. Purchase put or call options if, as a result thereof, the value of put and call options owned by the Fund would exceed 5% of the Fund's net assets;

1 With respect to the remaining 75% of the value of the Fund's total assets, this limitation is fundamental and therefore cannot be changed without the approval of a majority of the Fund shares. See restriction number 1, supra.

     g. Purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

     h. Purchase or retain for the Fund the securities of any issuer if those officers and trustees of the Trust, or directors and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

     i. Purchase from or sell to any of the officers and trustees of the Trust, its investment adviser, its principal underwriter or the officers and directors of its investment adviser or principal underwriter, portfolio securities of the Fund;

     j. Invest in oil, gas or other mineral exploration or development companies (although it may purchase securities of issuers which own, sponsor or invest in such interests);

     k. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a value at the time of the pledge of not more than 15% of the Fund's total assets taken at cost. (For purposes of this restriction, collateral arrangements with respect to permitted options and futures transaction and forward foreign exchange contracts are not deemed to involve a pledge of assets.);

     l. Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable including securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or enter into repurchase agreements which are not terminable within seven days if such purchase or entering into a repurchase agreement would cause more than 10% of the value of the total assets of the Fund to be invested in such securities and such repurchase agreements, except that the Fund may not invest more than 5% of the value of the total assets in repurchase agreements which are not terminable within seven days.

     The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 27% for the fiscal year ended October 31, 1995.


PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share (which includes the maximum sales charge) on the last day of the period, according to the following formula:

     YIELD = 2[(a-b + 1)6-1]
                -------
                   cd

where a   = dividends and interest earned during the period,
      b   = expenses accrued for the period (net of reimbursements or waivers),
      c   = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
      d   = the maximum offering price per share on the last day of the period.

     For the 30-day period ended October 31, 1995 the Fund's yield was (5.600)%.

     Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

          P (1 + T)n= ERV

where P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return,
      n   = the number of years, and
      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     For the one year period ended October 31, 1995, the Fund's average annual total return was (15.82)%. For the five year period ended October 31, 1995 and the period July 10, 1989 (commencement of operations) to October 31, 1995 the Fund's average annual total return was (3.22)% and (5.76)%, respectively.

     Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the one year and five year periods ended October 31, 1995 and the period July 10, 1989 to October 31, 1995 the Fund's total return was (15.82)%, (15.08)%, and (31.21)%, respectively.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Morgan Stanley Capital International Index; (ii) the Tokyo Stock Exchange; (iii) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iv) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (v) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (vi) a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.


TRUSTEES AND EXECUTIVE OFFICERS

     The trustees and executive officers of the Trust are listed below. Certain persons named as trustees also serve in similar capacities for other mutual funds sponsored by the Distributor as indicated below.

     * EDWARD L. JAROSKI, Trustee and President of the Trust. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board and Director of the Administrator since 1992; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. since 1987; Director and officer of other Capstone Funds.



          EUGENE W. POTTER, JR., Trustee. 43 Elm Lane, Bronxville, New York 10708. Corporate Director and Private Investor; formerly President of Inco Investment Management Services (1981-1986); Director of the Schafer Value Fund, Inc. and Formula 40 U.S.A., Inc.

          PHILIP C. SMITH, Trustee. 87 Lord's Highway, Weston, Connecticut 06880. Private investor; Director of the Lexington Mutual Funds and other Capstone Funds.

          BERNARD J. VAUGHAN, Trustee. 113 Bryn Mawr Avenue, Bala Cynwyd, Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

          STANLEY KIRTMAN, President of the Fund. 485 Fifth Avenue, 6th Floor, New York, New York 10017. President and Chief Investment Officer of Nikko Capital Management (U.S.A.), Inc. (since September 1995) and Director and Chief Investment Officer of Nikko Capital Management (U.S.A.), Inc. (1987-1995).

          IRIS R. CLAY, Secretary. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Secretary (since February 1996), Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset
          Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds.

______________
 * Trustee who is an interested person as defined in the Investment Company Act of 1940.

          NORMA R. YBARBO, Assistant Secretary. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Assistant Compliance Officer (since
          1994), Compliance Analyst (1993-1994) and Compliance Assistant (1987-1993) of Capstone Financial Services, Inc.; Officer of other Capstone Funds.

          LINDA G. GIUFFRE, Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc. Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; Officer of other Capstone Funds.

     The trustees and officers of the Trust as a group own less than one percent of the outstanding Fund shares. Messrs. Smith and Vaughan also receive compensation for serving as directors of other investment companies sponsored by the Administrator.

     Each trustee not affiliated with the Adviser or Administrator is entitled to $250 for each Board meeting attended, and is paid a $1,000 annual retainer by the Trust. The trustees and officers of the Trust are also reimbursed for expenses incurred in attending meetings of the Board of Trustees. For the fiscal year ended October 31, 1995, the Fund paid or accrued for the account of the trustees and officers, as a group for services in all capacities, a total of $3,518.

     The following table represents the fees paid during the 1995 calendar year to the trustees of the Trust and the total compensation each trustee received during that period from the Capstone Funds complex.

                                 COMPENSATION TABLE

                                                                                              Total
                                                                                          Compensation
                                                                                              From
                                  Aggregate         Pension or                             Registrant
                                 Compensation       Retirement       Estimated Annual       and Fund
                                     From        Benefits Accrued     Benefits Upon       Complex Paid
  Name of Person, Position        Registrant*     As Part of Fund      Retirement         to Trustees
  ------------------------       ------------    ----------------    ----------------     ------------
Eugene W. Potter, Jr., Trustee      $  875              $0                  $0            $1,750(1)
Philip C. Smith, Trustee             1,000               0                   0             6,750(1)(2)(3)
Bernard J. Vaughan, Trustee          1,125               0                   0             6,250(1)(2)

______________
*    Amounts do not include deferred compensation.
(1)  Trustee of Capstone International Series Trust. - Capstone New Zealand Fund
(2)  Director of Capstone Fixed Income Series, Inc. and Capstone Growth Fund, Inc.
(3)  Director of Medical Research Investment Fund, Inc.

INVESTMENT ADVISORY AGREEMENT

     Pursuant to an investment advisory agreement dated July 10, 1989 (the "Advisory Agreement"), Nikko Capital Management (USA), Inc. (the "Adviser") manages the investment of the Fund's assets and places orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives and policies.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered by it a fee, calculated daily and payable quarterly, equal to an annual rate of 0.40% of the average net assets of the Fund. For the fiscal year ended October 31, 1995 the Fund paid investment advisory fees in the amount of $12,315, all of which was reimbursed to the Fund pursuant to an expense limitation (see "Expenses" below).

     The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's obligations or duties under the Advisory Agreement.

     The Advisory Agreement was last approved by the Board of Trustees on May 7, 1995 and may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Fund shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


ADMINISTRATION AGREEMENT

     Under an agreement ("Administration Agreement") between the Trust and Capstone Asset Management Company (the "Administrator"), the Administrator supervises all aspects of the Fund's operations other than the management of its investments. As part of these services, it oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Administrator. For the Administrator's services, the Fund will pay to the Administrator a fee, calculated daily and payable quarterly, equal to an annual rate of 0.20% of the Fund's average net assets. For the fiscal year ended October 31, 1995 the Fund paid administrative fees in the amount of $6,157, all of which was reimbursed to the Fund (see "Expenses" below).

     Under the Administration Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The cost of such accounting services, which is currently $2,000 per month, includes the salaries and overhead expenses of personnel of the Administrator, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services are provided at cost which is allocated among the investment companies administered by the Administrator. The Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of printing reports to stockholders and the

Securities and Exchange Commission, fees under the Service and Distribution Plan (see "Distributor") and all other ordinary expenses not specifically borne by the Administrator.

     The overhead of the Administrator which is charged to the Fund relates only to the maintenance of the account records of the Fund and calculating its net asset value. Such overhead does not include any costs with respect to legal, blue sky, supervisory personnel, preparation of stockholder and director reports and other functions of the Administrator for which it is already being compensated under the Administration Agreement.


EXPENSES

     The Adviser and Administrator have agreed to reduce their fees (and reimburse the Fund if necessary) if the ordinary business expenses of the Fund exceed any expense limitation applicable to the Fund pursuant to the laws or regulations of any state. Such reimbursement shall be shared by the Adviser and the Administrator ratably in proportion to the fees received by them from the Fund. The most restrictive limitation presently applicable to the Fund is equal to the sum of 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of the Fund's average net assets, and 1 1/2% of the Fund's average net assets in excess of $100 million.

     During the fiscal year ended October 31, 1995 the total operating expenses of the Fund prior to the reimbursements by the Adviser and Administrator were 4.21% of the Fund's average net assets, and 3.61% after the reimbursements.


DISTRIBUTOR

     Capstone Asset Planning Company (the "Distributor"), acts as the principal underwriter of the Fund shares pursuant to an agreement with the Trust (the "Distribution Agreement"). The Distributor has the exclusive right to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Prior to August 21, 1995, sales of Fund shares were subject to a sales charge equal to a percentage of the net asset value of the shares to be purchased. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who had an agreement with the Distributor to participate in the offering of Fund shares. For the fiscal year ended October 31, 1995 the Distributor received $2,840 from the sale of Fund shares. During the fiscal years ended October 31, 1994 and October 31, 1993, the Distributor received $19,267 and $5,822, respectively, from the sale of Fund shares.

     The Distribution Agreement is renewable from year to year if approved
(a) by the Fund's Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

     The Fund adopted, effective September 1, 1992, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"), and by the Fund's stockholders at a Special Meeting of Stockholders held August 10, 1992.

     As required by Rule 12b-1, the trustees review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Fund paid $10,193 in 12b-1 fees during the fiscal year ended October 31, 1995, of which less than 1% was paid to Service Organizations other than the Distributor.

     The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested trustees for the Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

     Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Plan Trustees. Continuance of the Plan was last approved by a majority of trustees and Plan Trustees on May 7, 1995. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. Subject to the Fund's overall brokerage policies, the Adviser may effect securities transactions through Capstone Asset Planning Company, TradeStar Investments, Inc. and Williams McKay Jordan & Mills, Inc., broker-dealer affiliates of the Administrator, and with The Nikko Securities Company International, Inc., an affiliate of the Fund's Adviser.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement, the Trust's Board of Trustees has authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for brokerage and research services which provide lawful and appropriate assistance to the Adviser in carrying out its investment-decision making responsibilities. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and Federal laws and regulations, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     The Fund contemplates that, consistent with its policy of obtaining best net results, a substantial amount of its brokerage transactions will be conducted through affiliates of the Adviser. Fixed commissions are charged on the securities exchanges in Japan. Such fixed commissions are generally higher than negotiated commissions on comparable United States transactions. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal year ended October 31, 1995 totalled $17,273 (0.56% of the average net assets of the Fund), all of which was paid to The Nikko Securities Co. International, Inc., an affiliate of the Adviser. For the fiscal year ended October 31, 1995 all portfolio transactions were effected with the payment of a commission.


DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which the Japanese Exchanges are closed for Japanese holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.

     Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 14:00 Greenwich Mean Time on each U.S. business day.

     Portfolio securities and futures contracts which are traded on a Japanese Exchange are valued at the last sale price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security or futures contract which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities and futures contracts not so traded are valued at the last current bid quotation prior to the relevant Japanese Exchange closing. Fixed income securities are valued using market quotations or pricing services. In the absence of an applicable price, securities and futures contracts will be valued at a fair value as determined in good faith by the trustees or in accordance with procedures established by the trustees.

HOW TO BUY AND REDEEM SHARES

     Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company or The Nikko Securities Co. International, Inc., an affiliate of the Adviser. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

     After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Nikko Japan Fund, c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


TAXES

     The following summary describes some of the more significant U.S. Federal income tax consequences applicable to investors in the Fund based on existing Federal tax law. New tax laws may be enacted which may affect the tax consequences of an investment in the Fund. The following discussion is necessarily general, and prospective investors are urged to consult their own tax advisers with respect to the particular tax consequences to the investor of an investment in the Fund.

     The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.
To qualify as a regulated investment company the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and losses and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

     As a regulated investment company, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code), and (3) all ordinary income and capital gains from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark-to-market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions would still apply.
The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     If the Fund retains net capital gains for reinvestment, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in the Fund shares.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a stockholder as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

     Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

     All distributions are taxable to the stockholder whether reinvested in additional shares of the Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

     Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     HEDGING AND OTHER TRANSACTIONS. Certain options, futures contracts and forward foreign currency contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts.

     FOREIGN CURRENCY GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

     DISPOSITION OF SHARES. Upon a taxable disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long-term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Capstone Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge for the new shares.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

     FOREIGN TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, the withholding tax imposed by Japan on dividends from Japanese sources is generally 15% (although a 10% rate may be applicable in some circumstances) and the withholding tax on interest from Japanese sources is generally 10%. Japan also imposes a tax on the transfer of securities. It is impossible to determine in advance the amount of foreign taxes that will be imposed on the Fund.

     If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the stockholder's portion of the foreign taxes paid to foreign countries and (b) the portion of the dividend which represents income derived from sources outside the U.S.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends received from the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

     FOREIGN STOCKHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     FOREIGN STOCKHOLDERS - INCOME NOT EFFECTIVELY CONNECTED. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

     Capital gains realized directly by foreign stockholders upon the sale of Fund shares and distributions of net capital gains, as well as amounts retained by the Fund which are designated as undistributed capital gains, generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

     FOREIGN STOCKCHOLDERS- INCOME EFFECTIVELY CONNECTED. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders may also be subject to the branch profits tax.

     FOREIGN STOCKHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

     OTHER TAXATION. Distributions and redemption proceeds with respect to the Fund also may be subject to additional state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth information concerning such persons which, to the knowledge of the Fund's Board of Trustees, owned more than five percent of the Fund's shares as of February 6, 1996:

     Name and Address                               Percent of Ownership
     ----------------                               --------------------
     Nikko Capital Management Company (USA), Inc.           24.4%
     489 Fifth Avenue, 6th Floor
     New York, NY  10017

     SMC Pneumatics, Inc.                                   23.3%
     3011 N. Franklin Rd.
     Indianapolis, IN  46226-6308

     Smith Barney Shearson                                   6.6%
     333 W. 34th Street, 7th Floor
     New York, NY  10001


OTHER INFORMATION

     CUSTODY OF ASSETS. All securities owned by the Fund and cash from the sale of securities in the Fund's investment portfolio are held by The Bank of Tokyo Trust Company, as custodian, either directly or pursuant to a Sub-Custody Agreement with The Bank of Tokyo, Ltd. in Tokyo.

     STOCKHOLDER REPORTS. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the Fund's independent accountants.

     INDEPENDENT ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, PA 19102-1707, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

     LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W.,
Washington, DC 20005, is legal counsel to the Fund.

                                                     CAPSTONE NIKKO JAPAN FUND
------------------------------------------------------------------------------


                 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of Capstone Nikko Japan Fund


     We have audited the accompanying statement of assets and liabilities of Capstone Nikko Japan Fund, including the portfolio of investments, as of October 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Nikko Japan Fund as of October 31, 1995, the results of its operations, changes in its net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                          Tait, Weller & Baker



Philadelphia, Pennsylvania
November 20, 1995

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------
                                                       MARKET
                                                        VALUE    PERCENTAGE OF
COMMON STOCKS - 99.33%                      SHARES   (NOTE 1-A)    NET ASSETS
----------------------                      ------   ----------  -------------
AUTOMOBILES & TRUCKS  (1.67%)
Fuji Heavy Industries (a). . . . . . . . .  14,000    $ 48,399       1.67%

BANKING (4.72%)
Ind. Bank of Japan . . . . . . . . . . . .   2,000      54,492       1.87
Mitsubishi Trust Bank. . . . . . . . . . .   4,000      55,860       1.92
Nippon Trust & Banking . . . . . . . . . .   8,000      26,953       0.93
                                                      --------       ----
                                                       137,305       4.72

CHEMICALS (6.74%)
Asahi Organic Chemical Industry. . . . . .   6,000      45,118       1.55
Central Glass Co., Ltd. (a). . . . . . . .  15,000      47,607       1.64
Daicel Chemical Industries.. . . . . . . .  10,000      52,441       1.80
NOF Corporation. . . . . . . . . . . . . .  10,000      50,781       1.75
                                                      --------       ----
                                                       195,947       6.74

COMMERCE  (5.77%)
Mutow... . . . . . . . . . . . . . . . . .   6,000      40,195       1.38
Nagase & Co. . . . . . . . . . . . . . . .   7,000      55,371       1.91
Seiko Corporation. . . . . . . . . . . . .   4,000      27,305       0.94
Uni-Charm Corporation. . . . . . . . . . .   2,000      44,922       1.54
                                                      --------       ----
                                                       167,793       5.77

COMMUNICATIONS EQUIPMENT (5.37%)
NEC Corporation. . . . . . . . . . . . . .   6,000      79,102       2.72
Tokin Corp . . . . . . . . . . . . . . . .   5,000      77,148       2.65
                                                      --------       ----
                                                       156,250       5.37

CONSUMER ELECTRONICS (4.88%)
Alps Electric Co., Ltd (a) . . . . . . . .   5,000      51,270       1.76
Uniden Corp. . . . . . . . . . . . . . . .   6,000      48,340       1.66
Victor of Japan, Ltd (a) . . . . . . . . .   4,000      42,578       1.46
                                                      --------       ----
                                                       142,188       4.88

FOOD & BEVERAGE (11.51%)
Fuji Oil Co., Ltd. . . . . . . . . . . . .   6,000      39,551       1.36
Fujiya Confectionay. . . . . . . . . . . .   8,000      29,609       1.02
Kandenko Co., Ltd. . . . . . . . . . . . .   3,000      36,914       1.27
Marudai Foods Co., Ltd . . . . . . . . . .   6,000      40,430       1.39
Misawa Hom . . . . . . . . . . . . . . . .   5,000      38,867       1.34
Sapporo Breweries. . . . . . . . . . . . .   6,000      51,211       1.76
SXL. . . . . . . . . . . . . . . . . . . .   5,000      50,293       1.73
Taisei Corp. . . . . . . . . . . . . . . .   8,000      47,734       1.64
                                                      --------       ----
                                                       334,609      11.51

INDUSTRIAL MACHINERY (3.84%)
Shibuya Kogyo. . . . . . . . . . . . . . .   5,000      47,656       1.64
Sumitomo Precision Products. . . . . . . .   6,000      63,867       2.20
                                                      --------       ----
                                                       111,523       3.84

MASS-MEDIA/COMMUNICATIONS (1.39%)
Kokusai Denshin Denwa. . . . . . . . . . .     500     40,283        1.39

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------
                                                       MARKET
                                                        VALUE    PERCENTAGE OF
                                            SHARES   (NOTE 1-A)    NET ASSETS
                                            ------   ----------  -------------
MASS-SALES STORES & FOOD SERVICES  (4.38%)
Life Corporation.. . . . . . . . . . . . .   6,000    $ 44,004       1.51%
Marui Co., Ltd . . . . . . . . . . . . . .   3,000      51,855       1.78
Mitsukoshi, Ltd. . . . . . . . . . . . . .   4,000      31,680       1.09
                                                      --------       ----
                                                       127,539       4.38

MISCELLANEOUS ELECTRICAL PRODUCTS (9.01%)
Fanuc, Ltd.. . . . . . . . . . . . . . . .   1,500      64,893       2.23
Graphtec (a).. . . . . . . . . . . . . . .   6,000      34,277       1.18
Matshushita Electirc Works . . . . . . . .   5,000      49,316       1.70
Nitto Denko Corporation. . . . . . . . . .   4,000      63,672       2.19
Taiyo Yuden Co., Ltd . . . . . . . . . . .   5,000      49,805       1.71
                                                      --------       ----
                                                       261,963       9.01

MISCELLANEOUS FINANCING (8.63%)
Daiwa Securities Co., Ltd. . . . . . . . .   4,000      46,875       1.61
Diamond Lease Corp, Ltd. . . . . . . . . .   4,000      54,687       1.88
Monura Securities Co., Ltd . . . . . . . .   3,000      54,785       1.88
Nipon Shinpan Co . . . . . . . . . . . . .   7,000      43,682       1.50
Tikio Marine & Fire. . . . . . . . . . . .   5,000      51,270       1.76
                                                      --------       ----
                                                       251,299       8.63

PETROLEUM PRODUCTS  (1.46%)
Nippon Oil Co., Ltd. . . . . . . . . . . .   8,000      42,422       1.46

PHARMACEUTICALS  (6.75)
Dainippon Pharmaceuticals. . . . . . . . .   4,000      35,664       1.23
Green Cross. . . . . . . . . . . . . . . .   5,000      32,910       1.13
Shiseido Co., Ltd. . . . . . . . . . . . .   5,000      50,293       1.73
Tanabe Seiyaku Co., Ltd. . . . . . . . . .   5,000      32,715       1.13
Yamanouchi Pharmaceuticals.. . . . . . . .   2,000      44,531       1.53
                                                      --------       ----
                                                       196,113       6.75

PRECISION MACHINERY  (8.14%)
JMS Co., Ltd . . . . . . . . . . . . . . .   8,000      54,140       1.86
NIFCO. . . . . . . . . . . . . . . . . . .   4,000      47,266       1.63
Shimadzu Corp. . . . . . . . . . . . . . .  10,000      55,469       1.91
Yamaha Corp. . . . . . . . . . . . . . . .   5,000      79,590       2.74
                                                      --------       ----
                                                       236,465       8.14

REAL ESTATE  (5.05%)
Kokusai Kogyo. . . . . . . . . . . . . . .   5,000      45,215       1.55
Sumitomo Realty Development. . . . . . . .   8,000      51,016       1.75
Tokyo Corp.. . . . . . . . . . . . . . . .   8,000      50,859       1.75
                                                      --------       ----
                                                       147,090       5.05

RETAIL STORES & FOOD SERVICES (3.59%)
Royal Co., Ltd.. . . . . . . . . . . . . .   4,000      59,766       2.06
Seiyo Food Systems, Incorporated . . . . .   5,000      44,433       1.53
                                                      --------       ----
                                                       104,199       3.59
SERVICES  (5.46%)
Csk Corp . . . . . . . . . . . . . . . . .   2,000      56,641       1.95
Intec. . . . . . . . . . . . . . . . . . .   4,000      54,687       1.88
Kansai Electric Power. . . . . . . . . . .   2,020      47,344       1.63
                                                      --------       ----
                                                       158,672       5.46

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------
                                                       MARKET
                                                        VALUE    PERCENTAGE OF
                                            SHARES   (NOTE 1-A)    NET ASSETS
                                            ------   ----------  -------------
WIRE & CABLES  (.97%)
Totoku Electric Co., Ltd . . . . . . . . .   5,000   $   28,320      0.97%


     TOTAL INVESTMENTS  (Cost $2,994,865).            2,888,379     99.33
     OTHER ASSETS, LESS LIABILITIES. . . .               19,523      0.67
                                                     ----------    ------
     NET ASSETS. . . . . . . . . . . . . .           $2,907,902    100.00%
                                                     ==========    ======


(a)  Non-income producing security








                  SEE ACCOMPANYING NOTES OF FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
------------------------------------------------------------------------------

ASSETS:

Investments in securities at market (identified
  cost $2,994,865)(Note 1-A). . . . . . . . . . . . . . . . . . . . $2,888,379
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33,366
Foreign currency holdings - Yen account, at market (Note 1-B) . . .      1,836
Receivables:
       Dividends . . . . . . . . . . . . . . . . . . . .  $ 7,055
       Trust shares sold . . . . . . . . . . . . . . . .       60        7,115
                                                          -------   ----------
          Total Assets . . . . . . . . . . . . . . . . . . . . . .   2,930,696
                                                                    ----------

LIABILITIES:

Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . .      22,794
                                                                    ----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $2,907,902
                                                                    ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
($2,907,902/430,009 shares of beneficial interest
outstanding) $.01 par value, unlimited shares authorized (Note 3) . $     6.76
                                                                    ==========

SOURCE OF NET ASSETS:

Paid in capital . . . . . . . . . . . . . . . . . . . . . . . . . . $6,025,718
Undistributed net investment deficit. . . . . . . . . . . . . . . .    (90,106)
Accumulated net realized loss on investments and foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,921,095)
Net unrealized depreciation on investments and foreign currencies .   (106,615)
                                                                    ----------
                                                                    $2,907,902
                                                                    ==========




                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1995
------------------------------------------------------------------------------

INVESTMENT INCOME:

Income:
     Dividends (net of foreign taxes withheld of $3,588) . . .       $  20,514
     Interest. . . . . . . . . . . . . . . . . . . . . . . . .             591
                                                                     ---------
       Total Investment Income . . . . . . . . . . . . . . . .          21,105
                                                                     ---------

Expenses:
     Advisory fees (Note 2). . . . . . . . . . . . . . . $ 12,315
     Administration services (Note 2). . . . . . . . . .   30,157
     Transfer agent fees . . . . . . . . . . . . . . . .   27,587
     Professional fees . . . . . . . . . . . . . . . . .   13,938
     Reports and notices to stockholders . . . . . . . .   13,107
     Distribution fees (Note 2). . . . . . . . . . . . .   10,193
     Custodian fees. . . . . . . . . . . . . . . . . . .    9,818
     Filing and registration fees. . . . . . . . . . . .    7,636
     Trustees' fees and expenses . . . . . . . . . . . .    3,518
     Miscellaneous . . . . . . . . . . . . . . . . . . .    1,414
                                                         --------
      Total Expenses . . . . . . . . . . . . . . . . . . . . .         129,683

     Less reimbursements from:
       Adviser . . . . . . . . . . . . . . . . . . . . .   12,315
       Administrator . . . . . . . . . . . . . . . . . .    6,157       18,472
                                                         --------     --------
       Net Expenses. . . . . . . . . . . . . . . . . . . . . .         111,211
                                                                      --------
          Net Investment Loss. . . . . . . . . . . . . . . . .         (90,106)
                                                                      --------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:  (Note 4)

Net realized gain on investments . . . . . . . . . . . .  180,197
Realized gain on foreign currency transactions . . . . .  108,677
                                                         --------
     Net realized gain . . . . . . . . . . . . . . . . . . . .         288,874
Unrealized depreciation of investments and foreign currencies         (736,415)
                                                                     ---------
     Net realized and unrealized loss on investments and
       foreign currencies. . . . . . . . . . . . . . . . . . .        (447,541)
                                                                     ---------
       Net decrease in net assets resulting from operations. .       $(537,647)
                                                                     =========





                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31,
                                                    --------------------------
                                                       1995            1994
                                                    ----------      ----------
OPERATIONS:
Net investment loss. . . . . . . . . . . . . . . .  $  (90,106)     $  (92,383)
Net realized gain on investments and foreign
  currencies . . . . . . . . . . . . . . . . . . .     288,874         486,044
Net increase (decrease) in unrealized appreciation
  of investments and foreign currencies. . . . . .    (736,415)        149,232
                                                    ----------      ----------
     Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .    (537,647)        542,893


TRUST SHARE TRANSACTIONS:
Decrease in net assets resulting from Trust share
  transactions (Note 3). . . . . . . . . . . . . .     (38,119)       (154,853)
                                                    ----------      ----------
     Net increase (decrease)  in net assets. . . .    (575,766)        388,040


NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . .   3,483,668       3,095,628
                                                    ----------      ----------
End of year, including net investment deficit of
  $90,106 and $0, respectively . . . . . . . . . .  $2,907,902      $3,483,668
                                                    ==========      ==========

               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     Capstone Nikko Japan Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek an average annual total return from a portfolio of shares in Japanese companies which exceeds the average annual total return of the First Section of the Tokyo Stock Exchange as measured by the Tokyo Stock Price Index. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


A) SECURITY VALUATION - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price on the valuation date or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities not so traded are valued at the last current bid quotations on the valuation date. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the trustees.


B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined based on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are accrued daily.


D) FORWARD CURRENCY CONTRACTS - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


E) FEDERAL INCOME TAXES - No provision for Federal income taxes has been made since it is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains in excess of any capital loss carryovers to its shareholders. At October 31, 1995 the Fund had capital loss carryovers of $3,029,772 of which $1,535,126 expires in 1999 and $1,494,646 expires in 2000. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received. There is currently no Japanese tax on capital gains.


NOTE 2 - INVESTMENT ADVISORY FEES, AND OTHER TRANSACTIONS WITH
AFFILIATES

     The Investment Adviser, Nikko Capital Management (USA), Inc., is paid a fee, calculated daily and paid quarterly, equal to an annual rate of 0.40% of the average net assets of the Fund. The Administrator,
Capstone Asset Management Company, is paid a fee, calculated daily and paid quarterly, equal to an annual rate of 0.20% of the Fund's average daily net assets. The Administrator is also paid a monthly fee of
$2,000 representing the cost of certain accounting and bookkeeping
services.   This fee, which amounted to $24,000 for the year ended
October 31, 1995, is not subject to the expense limitation discussed below.

     The Adviser and Administrator have agreed to reduce their fees if the ordinary business expenses of the Fund exceed any expense limitation applicable to the Fund pursuant to the laws or regulations of any state. Such reimbursement shall be shared by the Adviser and the Administrator ratably in proportion to the fees received by them from the Fund, except that reimbursement shall not exceed the amount paid to the Adviser and Administrator, respectively. The most restrictive limitation presently applicable to the Fund is equal to the sum of 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of the Fund's average net assets and 1.5% of the Fund's average net assets in excess of $100 million. For the year ended October 31, 1995, the Adviser and the Administrator reimbursed the Fund $12,315 and $6,157, respectively.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor and Underwriter to the Fund. Effective August 21, 1995, the 4.75% front end sales load applicable to sales of Fund shares was eliminated. Commissions and underwriting fees earned on sales of the Fund's shares during the period of November 1, 1994 through August 20, 1995 by the Distributor/Underwriter were $1,203 and $1,637, respectively. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of the Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to .25% (.35% prior to August 21, 1995) of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, Service Organizations ) amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1995, the Fund paid $10,193 in 12b-1 fees, of which less than 1% was paid to Service Organizations other than CAPCO.

     The Administrator is an affiliate of CAPCO and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     Certain officers and trustees of the Trust and the Fund, who are also officers and directors of the Adviser, the Administrator, CAPCO or CFS, received no compensation from the Fund. During the year ended October 31, 1995, Trustees of the Fund who are not "interested Persons" received trustees' fees of $2,875.

     Commissions earned by The Nikko Securities Co. International, Inc., (an affiliate of the Adviser), on investment transactions for the year ended October 31, 1995 were $17,273.


NOTE 3 -TRUST SHARES

          Transactions in capital stock were as follows:

                                          FOR THE YEAR ENDED OCTOBER 31,
                                   -------------------------------------------
                                          1995                   1994
                                   -------------------   ---------------------
                                    SHARES     AMOUNT     SHARES      AMOUNT
                                    ------     ------     ------      ------
Shares sold. . . . . . . . . . . . 121,924   $ 850,114   405,829   $ 2,987,493
Shares redeemed. . . . . . . . . .(125,481)   (888,233) (415,218)   (3,142,346)
                                   -------   ---------   -------   -----------
     Net decrease. . . . . . . . .  (3,557)  $ (38,119)   (9,389)  $  (154,853)
                                   =======   =========   =======   ===========

NOTE 4 - SECURITIES TRANSACTIONS

     Purchases and sales of securities (excluding short-term securities) aggregated $906,372 and $803,141, respectively. At October 31, 1995, the cost of investments for Federal income tax purposes was $2,994,865. Accumulated net unrealized depreciation on investments was $106,486 consisting of $212,378 gross unrealized appreciation and $318,864 gross unrealized depreciation.

                        CAPSTONE INTERNATIONAL SERIES TRUST
                             CAPSTONE NIKKO JAPAN FUND
                                 OTHER INFORMATION
                  (PART C TO REGISTRATION STATEMENT NO. 33-6867)


Item 24.    Financial Statements and Exhibits
            ---------------------------------

       Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated hereby by reference to a prior filing as indicated.

       (a) Financial Statements of Capstone Nikko Japan Fund (included in Parts A and B):

                 Per Share Data and Ratios for the period ended October 31, 1995 (Part A)
                 Auditor's Report (Part B)
                 Statement of Assets and Liabilities at October 31, 1995
                 (Part B)
                 Portfolio of Investments in Securities at October 31, 1995 (Part B)
                 Statement of Operations for the year ended October 31, 1995 (Part B)
                 Statement of Changes in Net Assets for the period ended October 31, 1995 (Part B)
                 Notes to Financial Statements (Part B)

       (b)  Exhibits:

            A.   Exhibits filed pursuant to Form N-1A

                 1 Copy of Declaration of Trust as amended and restated September 29, 1986; Exhibit 1 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 1(a) Proposed form of Written Instrument of the Trustees Amending Name of the Trust; Exhibit 1(a) to Post-Effective Amendment No. 2 to Registration No. 33-6867.

                 1(b) Amendment and Restatement to the Declaration of Trust dated September 19, 1991 to establish and designate a separate series, New Zealand Fund;
                         Exhibit 1(b) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                 2(a) Copy of By-Laws; Exhibit 2 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 2(b)    Copy of Amendment to By-Laws dated July 24, 1989;
                         Exhibit 2(b) to Post-Effective Amendment No. 5 to Registration No. 33-6867.

                 3       None.

                 4(a)    Copy of Specimen Certificate of Beneficial
                         Interest of The

                         European Fund; Exhibit 4 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 4(b) Copy of Specimen Certificate of Beneficial Interest of Nikko Japan Tilt Fund; Exhibit 4 to Post-Effective Amendment No. 5 to Registration No. 33-6867.

                 4(c) Specimen Certificate of Beneficial Interest of New Zealand Fund; Exhibit 4(d) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                 5(a) Copy of Investment Advisory Agreement between Investors International Series Trust, on behalf of The European Fund, and CCF International Finance Corp. dated September 29, 1986; Exhibit 5 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 5(b) Copy of Investment Advisory Agreement between Investors International Series Trust, on behalf of The European Fund, and CCF International Finance Corp. dated June 10, 1987; Exhibit 5(b) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                 5(c) Copy of Investment Advisory Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and NIKKO Capital Management (U.S.A), Inc. dated April 24, 1989;
                         Exhibit 5(c) to Post-Effective Amendment No. 3 to Registration No. 33-6867.

                 5(d) Proposed form of Investment Advisory Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and FCA Corp; Exhibit 5(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                 6(a) Copy of General Distribution Agreement between Investors International Series Trust, on behalf of The European Fund, and Tenneco Asset Planning Company dated September 29, 1986; Exhibit 6 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 6(b) Copy of General Distribution Agreement between Investors International Series Trust, on behalf of The European Fund, and Capstone Asset Planning Company dated September 1, 1987; Exhibit 6(b) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                 6(c) Copy of General Distribution Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and Capstone Asset Planning Company dated April 24, 1989;

                         Exhibit 6 to Post-Effective Amendment No. 3 to Registration Statement No. 33-6867.

                 6(d) Copy of General Distribution Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Capstone Asset Planning Company; Exhibit 6(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                 6(e) Proposed form of General Distribution Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Capstone Asset Planning Company; Exhibit 6(e) to Post-Effective Amendment No. 18 to Registration No. 33-6867.

                 6(f) Copy of General Distribution Agreement dated July 31, 1992 between Capstone International Series Trust, on behalf of Capstone European Fund, and Capstone Asset Planning Company; Exhibit 6(f) to Post-Effective Amendment No. 17 to Registration No. 33-6867.

                 6(g) Copy of General Distribution Agreement dated August 10, 1992 between Capstone International Series Trust, on behalf of Capstone Nikko Japan Fund, and Capstone Asset Planning Company; Exhibit 6(g) to Post-Effective Amendment No. 18 to Registration Statement No. 33-6867.

                 7       None.

                 8(a) Copy of Custodian Agreement between Investors International Series Trust, on behalf of The European Fund, and Credit Commercial de France dated September 29, 1986; Exhibit 8(a) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 8(b) Copy of Custodian Agreement between Investors International Series Trust, on behalf of The European Fund, and First Pennsylvania Bank, N.A. dated November 1, 1986; Exhibit 8(b) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 8(c) Copy of Custodian Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and The Bank of Tokyo Trust Company dated July 10, 1989; Exhibit 8(c) to Post-Effective Amendment No. 5 to Registration No. 33-6867.

                 8(d) Copy of Custodian Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Citibank, N.A.; Exhibit 8(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                 9(a)(1) Copy of Administration Agreement between Investors
                         International Series Trust, on behalf of The European Fund, and

                         Tenneco Asset Management Company dated September 29, 1986; Exhibit 9(a) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 9(a)(2) Copy of Administration Agreement between Investors
                         International Series Trust, on behalf of The European Fund, and Capstone Asset Management Company dated September 1, 1987; Exhibit 9(a)(2) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                 9(a)(3) Copy of Administration Agreement between Capstone
                         International Series Trust, on behalf of Nikko Japan Tilt Fund, and Capstone Asset Management Company dated April 24, 1989; Exhibit 9(a)(3) to Post-Effective Amendment No. 3 to Registration No. 33-6867.

                 9(a)(4) Copy form of Administration Agreement between Capstone
                         International Series Trust, on behalf of New Zealand Fund, and Capstone Asset Management Company; Exhibit 9(a)(5) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                 9(b)(1) Copy of Transfer Agency Agreement between Investor
                         International Series Trust, on behalf of The European Fund, and Fund/Plan Services, Inc. dated November 1, 1986; Exhibit 9(b) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                 9(b)(2) Copy of Agency Agreement between Investors
                         International Series Trust and Capstone Financial Services, Inc. dated October 2, 1987; Exhibit 9(b)(2) to Post-Effective Amendment No. 1 to Registration
                         No. 33-6867.

                 9(b)(3) Copy of Shareholder Services Agreement between Capstone
                         International Series Trust and Fund/Plan Services, Inc. dated February 1, 1991; Exhibit 9(b)(3) to Post-Effective Amendment No. 7 to Registration No. 33-6867.

                 10 Opinion of Dechert Price & Rhoads; Exhibit 10 to Rule 24f-2 Notice dated December 23, 1989.

                 10(a)   Opinion of Dechert Price & Rhoads.

                 *11(a) Consent of Tait, Weller & Baker, Independent Certified Public Accountants.

                 *11(b) Powers of Attorney of Messrs. Eugene W. Potter, Jr., Philip C. Smith and Bernard J. Vaughan.

____________
*  Filed herewith

                 12      None.

                 13      None.

                 14      None.

                 15      Form of Service and Distribution Plan.

                 *16     Schedule for Computation of Performance Quotations.

            B. Exhibits filed pursuant to Rule 483 of Regulation C under the Securities Act of 1933, as amended.


Item 25.    Persons Controlled by or under Common Control with Registrant
            -------------------------------------------------------------

       Registrant does not control and is not under common control with any person.


Item 26.    Number of Holders of Securities
            -------------------------------

                                              Number of Record Holders
            Title of Class                    as of February 21, 1996
            --------------                    ------------------------
            Shares of beneficial interest,
            par value $0.01                             1,065


Item 27.    Indemnification
            ---------------

       The Declaration of Trust of the Registrant includes the following:

            Section 4.3. Mandatory Indemnification.

            (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                 (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;



____________
*  Filed herewith

                 (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Trustee or officer:

                 (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                 (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                 (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                         (A) By the court or other body approving the settlement or other disposition; or

                         (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (2) written opinion of independent legal counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

            (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                 (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                 (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                 As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.


Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

       The Registrant's investment adviser, NIKKO Capital Management
(USA), Inc., also manages the corporate assets of foreign institutions, and pension and profit sharing plans.

       Set forth below is a list of each officer and director of the Registrant's investment adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two years, for his own account or in the capacity of director, officer, partner or trustee.

                                                         Other Substantial
                         Position with                 Business, Profession,
          Name         Investment Adviser              Vocation or Employment
          ----         ------------------              ----------------------
Kazuhiro Higashino     Director                        Managing Director of Nikko
                                                       International Capital
                                                       Management, Co., Ltd.

Tetsuya Itoh           Director & Portfolio Manager                --

Stanley Kirtman        President                                   --

Tadao Kobayashi        Director                        Chairman of Nikko
                                                       International Capital
                                                       Management, Co., Ltd.

Takao Nakanishi        Chairman                        President of Nikko
                                                       International Capital
                                                       Management, Co., Ltd.

Kenji Wada             Director                        Managing Director of Nikko
                                                       International Capital
                                                       Management, Co., Ltd.

Item 29.    Principal Underwriters
            ----------------------

       (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Government Income Fund, Capstone Intermediate Government Fund, Capstone Growth Fund, Inc., Capstone New Zealand Fund and Medical Research Investment Fund, Inc.

       (b)

Name and Principal    Positions and Offices          Positions and Offices
Business Address*        with Underwriter               with Registrant
------------------    --------------------           ---------------------
Dan E. Watson         Chairman of the Board                  --
                       and Director

Edward L. Jaroski     President and Director    Trustee and President of the Trust

Leticia N. Jaroski    Vice President                         --

Janet K. Roberts      Assistant Vice President               --

Iris R. Clay          Secretary                 Secretary

______________
* 5847 San Felipe, Suite 4100, Houston, Texas 77057

Norma R. Ybarbo                --               Assistant Secretary

Linda G. Giuffre      Vice President and        Treasurer
                      Treasurer


Item 30.    Location of Accounts and Records
            --------------------------------

        Capstone Asset Management Company, the administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, TX 77057, The Bank of Tokyo Trust Company, the custodian of the Registrant, 100 Broadway, 4th Floor, New York, New York 10005, and Fund/Plan Services, Inc., 2 W. Elm Street, Conshohocken, Pennsylvania 19428, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.    Management Services
            -------------------

        Not applicable.


Item 32.    Undertakings
            ------------

        Not applicable.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 1st day of March, 1996.

                                CAPSTONE INTERNATIONAL SERIES TRUST
                                CAPSTONE NIKKO JAPAN FUND

                                Registrant



                                By:  /s/EDWARD L. JAROSKI
                                     ------------------------------
                                     Edward L. Jaroski, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                      Title                 Date
       ----------                      -----                 ----


/s/EDWARD L. JAROSKI          President and Trustee          March 1, 1996
-------------------------     (Principal Executive
Edward L. Jaroski             Officer)


/s/LINDA G. GIUFFRE           Treasurer (Principal           March 1, 1996
-------------------------     Financial & Accounting
Linda G. Giuffre              Officer)


EUGENE W. POTTER, JR.*        Trustee                        March 1, 1996
-------------------------
Eugene W. Potter, Jr.


PHILIP C. SMITH*              Trustee                        March 1, 1996
-------------------------
Philip C. Smith


BERNARD J. VAUGHAN*           Trustee                        March 1, 1996
-------------------------
Bernard J. Vaughan



* By:  /s/EDWARD L. JAROSKI
       ------------------------------
       Edward L. Jaroski, Attorney-In-Fact

                               INDEX TO EXHIBITS


Exhibit
Number                     Description of Exhibits
-------                    -----------------------

 11(a)       Consent of Tait, Weller & Baker, Independent
             Certified Public Accountants

 11(b) Powers of Attorney for Messrs. Eugene W. Potter, Jr., Philip C. Smith and Bernard J. Vaughan

 16          Schedule of Computation of Performance Quotations

 27          Financial Data Schedule